EXHIBIT 99.1

Support.com Reports First Quarter 2013 Financial Results

REDWOOD CITY, CA – May 1, 2013 - Support.com, Inc. (NASDAQ: SPRT), a leading provider of cloud-based technology services and software that create new revenue streams and improve customer experience, today reported unaudited financial results for its first quarter ended March 31, 2013.

Q1 2013 Financial Summary

For the first quarter of 2013, total revenue was $20.2 million compared to $17.6 million in the first quarter of 2012 and $18.9 million in the fourth quarter of 2012.

On a GAAP basis, income from continuing operations for the first quarter of 2013 was $1.9 million, or $0.04 per share, compared to a loss of $4.4 million, or $(0.09) per share, in the first quarter of 2012 and income of $1.2 million, or $0.02 per share, in the fourth quarter of 2012.

On a non-GAAP basis, income from continuing operations for the first quarter of 2013 was $3.1 million or $0.06 per share, compared to a loss of $2.9 million, or $(0.06) per share, in the first quarter of 2012 and income of $2.9 million or $0.06 per share, in the fourth quarter of 2012.

Non-GAAP results exclude stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill. These items impacted results from continuing operations by $1.2 million in the first quarter of 2013, $1.5 million in the first quarter of 2012 and $1.7 million in the fourth quarter of 2012. A reconciliation of GAAP to non-GAAP results is presented in the tables below.

“Q1 represented a strong start to the year, with growth in services and software, impressive margin performance and strong cash flow,” said Josh Pickus, President and CEO. “We’re excited about the rich pipeline we’ve developed and look forward to extending our market leadership as the year progresses.”

Balance Sheet Information

At March 31, 2013 cash, cash equivalents and investments were $59.5 million compared to $56.3 million at December 31, 2012.

Recent Company Highlights

•	Premium technology services agreement signed with DISH® Network

•	Nexus® platform license executed with Saba® Software

•	Renewal of OfficeMax contract through Q3 2014

•	Sequential growth in services and software revenue

•	Overall non-GAAP gross margin of 53%, non-GAAP operating margin of 15%

•	Cash, cash equivalents and investments increase by $3.2 million sequentially

•	SUPERAntiSpyware® for Business released

•	Cosmos® 3.0 with home network scanner and touch screen tablet support released

Conference Call

Support.com will host a conference call discussing the Company's first quarter 2013 results on Wednesday, May 1, 2013 starting at 4:30 p.m. ET (1:30 p.m. PT). The live call may be accessed by dialing (877) 388-8486 (domestic) or (408) 427-3864 (international) and referencing passcode 33433806. A live audio webcast and replay of the call will be available at the Investor Relations section of Support.com's website at http://www.support.com/investors/events.

About Support.com

Support.com, Inc. (NASDAQ: SPRT) is a leading provider of cloud-based technology services and software. We help leading brands create new revenue streams and deepen customer loyalty through programs that enhance their customers' technology experience. Our solution includes a comprehensive Service Delivery Platform, mobile and desktop apps, a scalable workforce of technology specialists and proven expertise in program design and execution. Our partners include many of the nation's leading communications providers, retailers and technology companies. For more information, please visit us at: www.support.com.

Support.com, Inc. is an Equal Opportunity Employer. For more information, visit http://www.support.com/about/careers.

Copyright © 2013 Support.com, Inc. All rights reserved. Support.com, Nexus,  SUPERAntiSpyware and Cosmos are trademarks or registered trademarks of Support.com, Inc. in the U.S. and other countries.

Note on Forward-Looking Statements

Statements made in this document that are not historical facts are "forward-looking statements" and accordingly involve risks and uncertainties that could cause actual results to differ materially from those described herein. Forward-looking statements include, for example, all statements relating to projected financial performance (including without limitation statements involving projections of revenue, margin, income (loss), earnings (loss) per share, cash usage or generation, capital structure, and other financial items); the plans and objectives of management for future operations, partnerships, products, services or investments; and future performance in economic and other terms. The potential risks and uncertainties that could cause results to differ materially include, among others, our ability to retain and grow major partnerships, our ability to market and sell software and services to consumers and small businesses, our ability to market and sell our Nexus service delivery platform on a SaaS basis, our ability to maintain and grow revenue, our ability to scale and manage our workforce and retain personnel, and our ability to control expenses and achieve desired margins. These and other risks are detailed in our reports filed with the Securities and Exchange Commission, including without limitation our latest Annual Report on Form 10-K and our latest quarterly report on Form 10-Q, copies of which may be obtained from www.sec.gov. We do not intend to update this information to reflect future events or circumstances, and disclaims any obligation to do so except as may be required by law.

Disclosure Regarding Non-GAAP Financial Measures

Support.com has excluded stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill from its GAAP results in order to determine the non-GAAP financial measures of income (loss) from continuing operations and income (loss) from continuing operations per share referenced in this document. We believe that the non-GAAP measures, when viewed in addition to and not in lieu of our reported GAAP results, assist investors in understanding our results of operations.

A. Stock-based compensation expense. Management excludes stock-based compensation expense when evaluating its operating performance because such expense does not require cash settlement and because such expense is not used by management to assess the performance of the Company's business. Stock-based compensation expense was $0.8 million in the first quarter of 2013, compared to $1.0 million in the first quarter of 2012 and $1.6 million in the fourth quarter of 2012.

B. Amortization of intangible assets and other. Management excludes acquisition-related intangible asset amortization and related charges when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such charges enables more consistent evaluation of the Company's operating performance. Management also excludes such charges because they represent non-cash expenses. Amortization of intangible assets and other was $335,000 in the first quarter of 2013, compared to $367,000 in the first quarter of 2012 and $368,000 in the fourth quarter of 2012.

C. Restructuring and impairment charges. Management excludes restructuring and impairment charges when evaluating its operating performance because the Company does not undertake restructurings on a predicable basis and excluding such charges enables more consistent evaluation of the Company's operating performance. Restructuring and impairment charges were zero in the first quarter of 2013, compared to zero in the first quarter of 2012 and zero in the fourth quarter of 2012.

D. Acquisition expense. Management excludes acquisition expense such as legal fees and advisor fees when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense enables more consistent evaluation of the Company's operating performance. Acquisition expense was zero in the first quarter of 2013, compared to $19,000 in the first quarter of 2012 and zero in the fourth quarter of 2012.

E. Other non-recurring items. Management excludes non-recurring items, which generally do not require cash settlement, when evaluating its operating performance because the Company does not incur such expenses or obtain such benefits on a predictable basis and exclusion of such expenses or benefits enables more consistent evaluation of the Company’s operating performance. Other non-recurring items resulted in no expenses or benefits in the first quarter of 2013 and the first quarter of 2012, and a benefit of $293,000 in the fourth quarter of 2012.

F. Tax expense associated with acquired goodwill. The Company is required to record a deferred tax liability and the related tax expense that results from the amortization for income tax purposes of acquired goodwill. Management excludes tax expense associated with acquired goodwill when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense enables more consistent evaluation of the Company's operating performance. Tax expense associated with acquired goodwill was $73,000 in the first quarter of 2013, compared to $69,000 in the first quarter of 2012 and $88,000 in the fourth quarter of 2012.

The Company believes that non-GAAP measures have significant limitations in that they do not reflect all of the amounts associated with the Company's financial results as determined in accordance with GAAP and that these measures should only be used to evaluate the Company's financial results in conjunction with the corresponding GAAP measures. In addition, the exclusion of the items indicated above from the non-GAAP financial measures presented does not indicate an expectation by management that such items will not be incurred in subsequent periods.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	March 31,	December 31,	March 31,
	2013 (1)	2012 (2)	2012

Assets
Current assets:
Cash, cash equivalents and short-term investments	$59,474	$56,350	$50,363
Accounts receivable, net	10,158	9,689	9,007
Prepaid expenses and other current assets	1,746	1,359	1,455
Total current assets	71,378	67,398	60,825
Long-term investment	-	-	1,225
Property and equipment, net	534	591	510
Purchased technology, net	41	62	123
Goodwill	14,240	14,240	14,240
Intangible assets, net	4,440	4,775	5,846
Other assets	1,155	1,193	958

Total assets	$91,788	$88,259	$83,727

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued compensation	$3,419	$2,053	$3,399
Other accrued liabilities	4,785	3,969	5,458
Short-term deferred revenue	6,177	6,618	4,919
Total current liabilities	14,381	12,640	13,776
Long-term deferred revenue	108	35	388
Other long-term liabilities	1,479	1,421	1,151
Total liabilities	15,968	14,096	15,315

Stockholders' equity:
Common stock	5	5	5
Additional paid-in-capital	246,844	242,954	236,155
Treasury stock	(5,036)	(922)	(922)
Accumulated other comprehensive loss	(1,502)	(1,501)	(1,504)
Accumulated deficit	(164,491)	(166,373)	(165,322)
Total stockholders' equity	75,820	74,163	68,412

Total liabilities and stockholders' equity	$91,788	$88,259	$83,727

Note 1: Amounts are subject to completion of managements and its independent registered public accounting firm's customary closing and review procedures.

Note 2: Derived from audited consolidated financial statements for the year ended December 31, 2012.

 SUPPORT.COM, INC.

 GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

 (in thousands, except per share amounts)

 (unaudited)

 Three Months Ended

 March 31, 2013

(3)

 December 31, 2012

 March 31, 2012

 Revenue:

 Services

$
16,446

$
15,344

$
13,765

 Software and other

3,756

3,533

3,823

 Total revenue

20,202

18,877

17,588

 Cost of revenue:

 Cost of services (4)

9,310

8,648

10,291

 Cost of software and other (4)

307

278

470

 Total cost of revenue

9,617

8,926

10,761

 Gross profit

10,585

9,951

6,827

 Operating expenses:

 Amortization of intangible assets and other

335

368

367

 Research and development (4)

1,588

1,652

1,770

 Sales and marketing (4)

3,936

3,377

6,130

 General and administrative (4)

2,763

3,572

2,914

 Total operating expenses

8,622

8,969

11,181

 Income (loss) from operations

1,963

982

(4,354
)

 Interest income and other, net

73

71

75

 Income (loss) from continuing operations, before income taxes

2,036

1,053

(4,279
)

 Income tax provision (benefit)

149

(145
)

118

 Income (loss) from continuing operations, after income taxes

1,887

1,198

(4,397
)

 Income (loss) from discontinued operations, net of income taxes

(5
)

101

24

 Net income (loss)

$
1,882

$
1,299

$
(4,373
)

 Income (loss) from continuing operations, after income taxes

 Basic

$
0.04

$
0.02

$
(0.09
)

 Diluted

$
0.04

$
0.02

$
(0.09
)

 Income (loss) from discontinued operations, net of income taxes

 Basic

$
(0.00
)

$
0.00

$
0.00

 Diluted

$
(0.00
)

$
0.00

$
0.00

 Shares used in computing per share amounts:

 Basic

50,085

49,475

48,418

 Diluted

52,141

51,872

48,418

Note 3:  Amounts are subject to completion of managements and its independent registered public accounting firm's customary closing and review procedures.

Note 4: Includes stock-based compensation expense, restructuring and impairment charges, acquisition expense and other non-recurring items, as follows:

 Three Months Ended

 March 31, 2013

 December 31, 2012

 March 31, 2012

 Cost of revenue:

 Cost of services

$
92

$
83

$
93

 Cost of software and other

3

2

11

 Operating expenses:

 Research and development

209

199

285

 Sales and marketing

108

111

139

 General and administrative

384

1,191

467

 Total

$
796

$
1,586

$
995

 SUPPORT.COM, INC.

 RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES

 (in thousands, except per share amounts)

 (unaudited)

 Three Months Ended

 March 31, 2013

 December 31, 2012

 March 31, 2012

 GAAP cost of revenue

$
9,617

$
8,926

$
10,761

 Stock-based compensation expense (Cost of revenue portion only)

(95
)

(85
)

(104
)

 Non-GAAP cost of revenue

$
9,522

$
8,841

$
10,657

 GAAP operating expenses

$
8,622

$
8,969

$
11,181

 Stock-based compensation expense (Excl. cost of revenue portion)

(701
)

(1,501
)

(891
)

 Amortization of intangible assets and other

(335
)

(368
)

(367
)

 Acquisition expense

-

-

(19
)

 Other non-recurring items

-

-

-

 Non-GAAP operating expenses

$
7,586

$
7,100

$
9,904

 GAAP income tax provision (benefit)

$
149

$
(145
)

$
118

 Tax expense associated with acquired goodwill

(73
)

(88
)

(69
)

 Other non-recurring items

-

293

-

 Non-GAAP income tax provision (benefit)

$
76

$
60

$
49

 GAAP income (loss) from continuing operations, after income taxes

$
1,887

$
1,198

$
(4,397
)

 Stock-based compensation expense

796

1,586

995

 Amortization of intangible assets and other

335

368

367

 Restructuring and impairment charges

-

-

-

 Acquisition expense

-

-

19

 Other non-recurring items

-

(293
)

-

 Tax expense associated with acquired goodwill

73

88

69

    Total impact of Non-GAAP exclusions

1,204

1,749

1,450

 Non-GAAP income (loss) from continuing operations, after income taxes

$
3,091

$
2,947

$
(2,947
)

 Income (loss) from continuing operations, after income taxes

 Basic - GAAP

$
0.04

$
0.02

$
(0.09
)

 Basic - Non-GAAP

$
0.06

$
0.06

$
(0.06
)

 Diluted - GAAP

$
0.04

$
0.02

$
(0.09
)

 Diluted - Non-GAAP

$
0.06

$
0.06

$
(0.06
)

 Shares used in computing per share amounts (GAAP)

 Basic

50,085

49,475

48,418

 Diluted

52,141

51,872

48,418

 Shares used in computing per share amounts (Non-GAAP)

 Basic

50,085

49,475

48,418

 Diluted

52,141

51,872

48,418

The adjustments above reconcile the Companys GAAP financial results to the non-GAAP financial measures used by the Company. The Companys non-GAAP financial measures exclude stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Companys GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures.  See the text of this press release for more information on non-GAAP financial measures.

2013 Amounts are subject to completion of managements and its independent registered public accounting firm's customary closing and review procedures.

Contact Information:

Investor Contact

Carolyn Bass and Jacob Moelter

Market Street Partners

(415) 445-3235

sprt@marketstreetpartners.com

Media Contact

Seth Geisler

Martin Levy Public Relations, Inc.

(858) 610-9860

seth@martinlevypr.com